UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington , D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 2, 2008
(Date of earliest event reported)

TELOMOLECULAR CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52303	20-4094917
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10933 Trade Center Dr., Ste 102, Rancho Cordova, CA 95670
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number: 916-410-8681

________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 2, 2008, Telomolecular Corp. (the "Company"), was informed that the financial statements for the period from inception (November 8, 2005) to December 31, 2005, covered by the report of its former independent accounting firm, Stark Winter Schenkein & Co., LLP ("SWS"), included in the Company's Form 10-SB filed on November 11, 2006 and in the Form SB-2 registration statement filed by the Company on January 16, 2007 (subsequently withdrawn) should not be relied upon.

The Form 10-SB included audited financial statements for the period from November 8, 2005 (inception) through December 31, 2005 and unaudited financial statement for the period from January 1, 2006 through August 30, 2006. The Form SB-2 contained audited financial statements for the period from November 8, 2005 (inception) through December 31, 2005 and unaudited financial statements for the period from January 1, 2006 through December 31, 2006.

On July 13, 2006, the Company obtained an audit report with photocopied signatures from SWS with respect to its audit of the Company's financial statements for the period from November 8, 2005 through December 31, 2005. These financial statements, and the auditors' report, were obtained for the purposes of becoming a pubic company through a reverse merger with AMBC Corporation and not for inclusion in a filing of a Form 10-SB or Form SB-2. The Company did not consummate the merger and instead proceeded with the Form 10-SB or Form SB-2 filings (which filings were not related to the merger, but were made for the purpose of becoming a publicly reporting Company). The Company included the audit report by SWS in such filings.

Pursuant to discussions between the Company's representatives and SWS, it was determined that SWS's engagement letter with the Company required the Company to provide SWS with copies of the filings for review prior to filing, which copies were not provided. In addition, the engagement letter and rules of the Securities and Exchange Commission require that the Company obtain a manually signed report in conjunction with the 10-SB filing and a manually signed report and a consent in conjunction with the SB-2 filing. Although the Company did obtain a photocopy of the signed audit report as discussed above, it did not obtain a manually signed original. In addition, the separate consent from SWS for the SB-2 was not obtained, and the Company subsequently withdrew the SB-2 prior to its effectiveness.

Prior to the filing of the Form 10-SB or the subsequent Form SB-2, the Company had terminated SWS as its independent accounting firm. Since SWS was not acting as the Company's auditors at the time of the filings, SWS was not informed of the Form 10-SB or SB-2 filings, did not review the Form 10-SB or SB-2 or the unaudited financials included therein, and did not provide the Company with its specific permission or consent for inclusion of its audit report for either the Form 10-SB or the Form SB-2. In addition, pursuant to the audit of the 2006 fiscal year, which is currently in progress by the Company's current auditors, the Company has concluded that the interim financials included in the filings should be restated. Therefore, the financial statements contained in the Form 10-SB and SB-2 should not be relied upon.

In light of the foregoing, the Company plans to amend the Form 10-SB to include audited financials through the period of November 2005 (inception) through December of 2005, as well as audited financials for fiscal year 2006. At this time, the Company is not aware of any material changes that will be made to the previously audited financial statements covering the period from November 8, 2005 through December 31, 2005.

Through its legal representatives, the Company discussed this matter with SWS, and provided a copy of this Report on Form 8-K to SWS. SWS has provided the Company with a letter related to these matters, which is filed as an exhibit hereto. The Company expects to file the aforementioned amendment to the Form 10-SB in the near future.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description of Exhibit

7.1 Letter from Stark Winter Schenkein & Co., LLP dated January 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TELOMOLECULAR CORP.

Date: January 16, 2008	By:	/s/ Matthew Sarad
Matthew Sarad President and Chief Executive Officer